Exhibit 99.1

Tri-Tech Holding Inc. Announces Engagement of Bernstein & Pinchuk LLP as Independent Auditors

Beijing, China – April 27, 2010 –Tri-Tech Holding Inc. (Nasdaq: TRIT), a leading solutions provider to China’s water resources, municipal wastewater and industrial pollution control markets, announced today the appointment of Bernstein & Pinchuk LLP, an independent member of the BDO Seidman Alliance, to serve as the company’s independent auditing firm, effective April 23, 2010.

Bernstein & Pinchuk LLP replaces the company’s previous independent registered public accounting firm, Mao & Company, CPAs, Inc. (“Mao & Company”).

Chief Executive Officer Warren Zhao said, “We have had a positive relationship with Mao & Company and appreciate their dedicated services. Moving forward, the board has determined that Bernstein & Pinchuk LLP offers our shareholders a strong combination of quality services, experience in working with companies in China and cost-efficiency. We look forward to working with their team.”

There have been no disagreements with Mao & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

The appointment of Bernstein & Pinchuk LLP as the new auditor has been approved by Tri-Tech’s Audit Committee and Board of Directors. The company reported its decision to change accounting firms to the Securities and Exchange Commission today in a Form 8-K filing.

About Tri-Tech Holding Inc.

Tri-Tech designs customized sewage treatment and odor control systems for China’s municipalities and its larger cities. These systems combine software, information management systems, resource planning and local and distant networking hardware that includes sensors, control systems, programmable logic controllers, supervisory control and data acquisition systems. The company also designs systems that track natural waterway levels for drought control, monitor groundwater quality and assist the government in managing its water resources. Tri-tech owns seven software copyrights and two technological patents and employs 108 people. Please visit http://www.tri-tech.cn for more information.

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About Bernstein & Pinchuk LLP

Based in both New York and Beijing, Bernstein & Pinchuk LLP is an international group of professionals providing audit and assurance, tax and transaction advisory services. Bernstein & Pinchuk LLP is an independent member of the BDO Seidman Alliance, allowing the company to provide its clients with vast resources and technical knowledge without high overhead costs. With offices in New York, Beijing and Guangzhou, Bernstein & Pinchuk LLP has the cultural understanding, knowledge, and support needed to efficiently serve and advise its clients. Bernstein & Pinchuk LLP is an outstanding firm committed to offering the highest level of expertise and value.

This press release contains certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks contained in reports filed by the company with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.